Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-I

KEY PERFORMANCE FACTORS
November 30, 2000



Expected B Maturity 08/15/2002


Blended Coupon 6.4825%


Excess Protection Level
3 Month Average   6.18%
November, 2000   6.48%
October, 2000   6.31%
September, 2000   5.76%


Cash Yield19.74%


Investor Charge Offs 4.46%


Base Rate 8.80%


Over 30 Day Delinquency 5.24%


Seller's Interest11.84%


Total Payment Rate13.77%


Total Principal Balance$56,372,819,075.31


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,672,128,513.82